Exhibit 99.1

FOR FURTHER INFORMATION:	FOR IMMEDIATE RELEASE
Andrea K. Tarbox	Wednesday, July 27, 2016
Vice President and Chief Financial Officer
847.239.8812

KAPSTONE REPORTS SECOND QUARTER RESULTS

NORTHBROOK, IL — July 27, 2016 — KapStone Paper and Packaging Corporation (NYSE:KS) today reported results for the second quarter ended June 30, 2016. As compared to 2015’s second quarter, results for 2016’s second quarter are below:

•                  Net sales of $785 million up $114 million, or 17 percent

•                  Net income of $21 million down $13 million, or 40 percent

•                  Adjusted net income of $26 million down $16 million, or 39 percent

•                  Adjusted EBITDA of $97 million down $14 million, or 13 percent

•                  Diluted EPS of $0.21 down $0.14 per share, or 40 percent

•                  Adjusted diluted EPS of $0.27 down $0.17 per share, or 39 percent

Roger W. Stone, Chairman and Chief Executive Officer, stated, “KapStone’s operations performed well in the second quarter with our mills producing over 668,000 tons of paper. The benefits from the Victory acquisition were offset by lower prices and a less favorable product mix.  Our operating cash flow year-to-date was up $17 million.  We achieved our goal of integrating an annual run rate of 115,000 tons of Victory’s packaging needs into our mill and plant system. Also, with our recent strategic investments we expect additional mill integration within the next twelve months.”

Second Quarter Operating Highlights

Consolidated net sales of $785 million in the second quarter of 2016 increased by $114 million, or 17 percent compared to $671 million for the 2015 second quarter. Victory Packaging’s net sales increased by $159 million due to including three months of revenues in the 2016 second quarter compared to only one month in the 2015 second quarter as the acquisition closed on June 1, 2015. All other revenues are down $45 million reflecting lower sales volume as we faced increased competition in select containerboard and corrugated product markets. The Company’s average mill selling price of $624 per ton in the second quarter of 2016 decreased by $43 per ton, or about 6 percent compared to the second quarter of 2015 due to index-driven lower domestic containerboard prices, lower export containerboard and kraft paper prices and a less favorable product mix.

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Operating income of $44 million for the 2016 second quarter decreased by $18 million, or 29 percent, compared to the 2015 second quarter. The lower operating earnings primarily reflect lower prices for domestic and export containerboard and export kraft paper, the timing of planned maintenance outages, inflation on salary and certain benefit costs, an increase of the fair value of the Victory contingent consideration liability and higher depreciation and severance charges. These factors were partially offset by three months of earnings from Victory Packaging compared to one month in 2015 and related synergies, lower Victory acquisition related expenses, lower fiber and fuel costs and lower management incentives.

Interest expense, net, was $10 million for the second quarter of 2016, up $1.5 million from a year ago as a result of borrowings associated with the Victory Packaging acquisition and higher interest rates. Our weighted average interest rate as of June 30, 2016 is 2.1 percent compared to 1.8 percent as of June 30, 2015.

The effective income tax rate for the 2016 second quarter was 36.5 percent compared to 35.2 percent for the 2015 second quarter. Results in the 2016 second quarter include an unfavorable adjustment from a state tax examination.

Cash Flow and Working Capital

Cash and cash equivalents of $8 million as of June 30, 2016, remained consistent with balances at March 31, 2016.  Operating activities provided $31 million during the second quarter while investing activities used $38 million and financing activities provided $8 million. Capital expenditures in the second quarter were $36 million.  Financing activities included $18 million of net borrowings offset by $10 million of cash dividends.

On May 11, 2016, our Board of Directors approved a regular $0.10 per share cash dividend which was paid on July 13, 2016.

At June 30, 2016, the Company had approximately $456 million of working capital and $467 million of revolver borrowing capacity.

Conclusion

In summary, Stone commented, “I expect to see our operations continue to perform better.”

Conference Call

KapStone will host a conference call at 10:00 a.m. CDT, Thursday, July 28, 2016, to discuss the Company’s financial results for the 2016 second quarter. All interested parties are invited to listen and may do so by either accessing a simultaneous broadcast webcast on KapStone’s website, http://www.kapstonepaper.com, or for those unable to access the webcast, the following dial-in numbers are available:

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Domestic:  888-608-7946
International:  484-747-6633
Participant Passcode:  47375590

A presentation to be viewed in conjunction with the call will also be available on our website, http://www.kapstonepaper.com, in the “Investors” section.

Replay of the webcast will be available for 30 days on the Company’s website following the call.

About the Company

Headquartered in Northbrook, IL, KapStone Paper and Packaging Corporation is the fifth largest producer of containerboard and corrugated packaging products and is the largest kraft paper producer in the United States. The Company has four paper mills, 20 converting plants and 60 distribution centers. The business has approximately 6,300 employees.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures, including “EBITDA”, “Adjusted EBITDA”, “Adjusted Net Income”, and “Adjusted Diluted EPS” to measure our operating performance. Management uses these measures to focus on the on-going operations, and believes it is useful to investors because they enable them to perform meaningful comparisons of past and present operating results. The Company believes that EBITDA and Adjusted EBITDA provide useful information to investors because they improve the comparability of the financial results between periods and provide for greater transparency to key measures used to evaluate the performance of the Company. Management uses EBITDA and Adjusted EBITDA for evaluating the Company’s performance against competitors and as a primary measure for employees’ incentive programs. Reconciliations of Net Income to EBITDA, EBITDA to Adjusted EBITDA, Net Income to Adjusted Net Income and Diluted EPS to Adjusted Diluted EPS are included in the financial schedules contained in this press release. However, these measures should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

Forward-Looking Statements

Statements in this news release that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can often be identified by words such as “may,” “will,” “should,” “would,’ “expect,” “project,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “outlook,” or “continue,” the negative of these terms or other similar expressions. These statements reflect management’s current views and are subject to risks, uncertainties and assumptions, many of which are beyond the Company’s control that could cause actual results to differ materially from those expressed or implied in these statements.  Factors that could cause actual results to differ materially include, but are not limited to: (1) industry conditions; (2) market and economic factors; (3) results of legal proceedings and compliance costs; (4) the ability to achieve and effectively manage growth; (5) the ability to pay the Company’s debt obligations; (6) the ability to carry out the Company’s strategic initiatives and manage associated costs; (7) managing labor relations and (8) realizing the synergies and benefits of the Victory Packaging acquisition. Further information on

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these and other risks and uncertainties is provided under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and elsewhere in reports that the Company files with the SEC. These filings can be found on KapStone’s Web site at http://www.kapstonepaper.com and the SEC’s Web site at www.sec.gov. Forward-looking statements included herein speak only as of the date hereof and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

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KapStone Paper and Packaging Corporation

Consolidated Statements of Income

(In thousands, except share and per share amounts)

(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Net sales	$784,911	$671,255	$1,523,126	$1,217,544

Cost and expenses:
Cost of sales, excluding depreciation and amortization	568,831	470,478	1,102,108	852,676
Depreciation and amortization	46,035	36,996	90,574	72,117
Freight and distribution expenses	70,978	53,891	136,037	97,318
Selling, general and administrative expenses	55,554	48,481	116,294	86,675
Operating income	43,513	61,409	78,113	108,758

Foreign exchange (loss)	(872)	(53)	(975)	(938)
Interest expense, net	10,006	8,515	19,817	14,928
Income before provision for income taxes	32,635	52,841	57,321	92,892
Provision for income taxes	11,913	18,585	20,425	32,536
Net income	$20,722	$34,256	$36,896	$60,356

Net income per share:
Basic	$0.21	$0.36	$0.38	$0.63
Diluted	$0.21	$0.35	$0.38	$0.62

Weighted-average number of shares outstanding:
Basic	96,517,357	96,269,619	96,458,354	96,196,889
Diluted	97,629,786	97,664,781	97,561,774	97,647,666

Effective income tax rate	36.5%	35.2%	35.6%	35.0%

Supplemental Information

GAAP to Non-GAAP Reconciliations

($ in thousands, except share and per share amounts)

(unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net Income (GAAP) to EBITDA (Non-GAAP) to Adjusted EBITDA (Non-GAAP):
Net income (GAAP)	$20,722	$34,256	$36,896	$60,356
Interest expense, net	10,006	8,515	19,817	14,928
Provision for income taxes	11,913	18,585	20,425	32,536
Depreciation and amortization	46,035	36,996	90,574	72,117
EBITDA (Non-GAAP)	$88,676	$98,352	$167,712	$179,937

Victory Packaging acquisition expenses	262	5,919	525	6,002
Integration, casualty and other expenses	1,050	724	2,016	1,209
Change in fair value of contingent consideration liability	1,526	553	3,052	553
Severance expenses	3,116	2,025	6,164	2,664
Stock-based compensation expense	1,941	2,757	5,362	6,537
Adjusted EBITDA (Non-GAAP)	$96,571	$110,330	$184,831	$196,902

Net Income (GAAP) to Adjusted Net Income (Non-GAAP):
Net income (GAAP)	$20,722	$34,256	$36,896	$60,356
Victory Packaging acquisition expenses	262	5,919	525	6,002
Integration, casualty and other expenses	1,050	724	2,016	1,209
Change in fair value of contingent consideration liability	1,526	553	3,052	553
Severance expenses	3,116	2,025	6,164	2,664
Stock-based compensation expense	1,941	2,757	5,362	6,537
Accumulated tax adjustments*	(2,597)	(3,747)	(5,760)	(5,472)
Adjusted Net Income (Non-GAAP)	$26,020	$42,487	$48,255	$71,849

Diluted EPS (GAAP) to Adjusted Diluted EPS (Non-GAAP):
Diluted earnings per share (GAAP)	$0.21	$0.35	$0.38	$0.62
Victory Packaging acquisition expenses	—	0.06	0.01	0.06
Integration, casualty and other expenses	0.01	0.01	0.02	0.01
Change in fair value of contingent consideration liability	0.02	0.01	0.03	0.01
Severance expenses	0.03	0.02	0.06	0.03
Stock-based compensation expense	0.02	0.03	0.05	0.07
Accumulated tax adjustments	(0.02)	(0.04)	(0.06)	(0.06)
Adjusted Diluted EPS (Non-GAAP)	$0.27	$0.44	$0.49	$0.74

*Accumulated tax adjustments in 2016 reflect EBITDA adjustments tax affected at 37.5 percent, the Company’s marginal income tax rate offset by an unfavorable state tax examination adjustment

KapStone Paper and Packaging Corporation

Consolidated Balance Sheets

(In thousands)

	June 30,	December 31,
	2016	2015
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$7,890	$6,821
Trade accounts receivable, net of allowances	415,131	363,869
Other receivables	12,682	18,732
Inventories	331,642	335,903
Prepaid expenses and other current assets	15,124	28,932
Total current assets	782,469	754,257

Plant, property and equipment, net	1,411,362	1,406,146
Other assets	10,792	12,532
Intangible assets, net	327,235	344,583
Goodwill	704,592	704,592
Total assets	$3,236,450	$3,222,110

Liabilities and Stockholders’ Equity
Current liabilities:
Short-term borrowings	$16,000	$6,400
Dividend payable	9,907	9,862
Accounts payable	182,376	196,491
Accrued expenses	63,864	73,138
Accrued compensation costs	52,215	64,149
Accrued income taxes	2,288	15
Total current liabilities	326,650	350,055

Long-term debt, net of current portion	1,537,028	1,543,748
Pension and post-retirement benefits	37,830	40,510
Deferred income taxes	420,843	418,479
Other liabilities	44,993	24,038
Total other liabilities	2,040,694	2,026,775

Stockholders’ equity:
Common stock $0.0001 par value	10	10
Additional paid-in capital	271,530	266,220
Retained earnings	659,789	642,306
Accumulated other comprehensive (loss) income	(62,223)	(63,256)
Total stockholders’ equity	869,106	845,280
Total liabilities and stockholders’ equity	$3,236,450	$3,222,110

KapStone Paper and Packaging Corporation

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Operating activities:
Net income	$20,722	$34,256	$36,896	$60,356
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of plant and equipment	37,098	31,954	72,701	63,659
Amortization of intangible assets	8,937	5,042	17,873	8,458
Stock-based compensation expense	1,941	2,757	5,362	6,537
Pension and postretirement	(579)	(2,524)	(1,027)	(5,416)
Excess tax (deficiency) / benefit from stock-based compensation	10	(120)	150	(1,511)
Amortization of debt issuance costs	1,251	2,040	2,375	3,047
(Gain) / Loss on disposal of fixed assets	715	32	653	210
Deferred income taxes	(360)	587	704	2,451
Change in fair value of contingent consideration liability	1,526	553	3,052	553
Changes in operating assets and liabilities	(40,241)	1,922	(49,114)	(65,757)
Net cash provided by operating activities	$31,020	$76,499	$89,625	$72,587

Investing activities:
Purchase of intangible assets	(1,025)	—	(1,525)	—
Victory Packaging acquisition	—	(616,564)	—	(616,564)
Capital expenditures	(36,210)	(34,949)	(72,373)	(63,711)
Proceeds from sales of assets	—	—	4,856	—
Other	(1,250)	—	(1,250)	—
Net cash used in investing activities	$(38,485)	$(651,513)	$(70,292)	$(680,275)

Financing activities:
Proceeds from revolving credit facility	129,100	$179,800	$263,700	$266,200
Repayments on revolving credit facility	(123,100)	(174,800)	(254,100)	(251,200)
Proceeds from receivables credit facility	14,424	90,773	21,094	103,735
Repayments on receivables credit facility	(2,470)	—	(27,170)	(4,962)
Proceeds from long-term debt	—	519,763	—	519,763
Payment of loan amendment costs and debt issuance fees	(138)	(10,790)	(2,388)	(10,790)
Proceeds from other current borrowings	—	—	—	6,615
Payment from other current borrowings	—	(2,195)	—	(2,195)
Cash dividend paid	(9,652)	(9,626)	(19,348)	(19,464)
Payment of withholding taxes on vested stock awards	(94)	(126)	(786)	(2,448)
Proceeds from exercises of stock options	211	287	420	778
Proceeds from issuance of shares to ESPP	—	—	464	415
Excess tax (deficiency) / benefit from stock-based compensation	(10)	120	(150)	1,511
Net cash provided by / (used in) financing activities	$8,271	$593,206	$(18,264)	$607,958

Net increase in cash and cash equivalents	806	18,192	1,069	270
Cash and cash equivalents-beginning of period	7,084	10,545	6,821	28,467
Cash and cash equivalents-end of period	$7,890	$28,737	$7,890	$28,737

KapStone Paper and Packaging Corporation

Operating Segment Information

(In thousands)

(Unaudited)

	Net Sales			Operating	Depreciation		Total Assets
Three Months Ended June 30, 2016	Trade	Inter- segment	Total	Income (Loss)	and Amortization	Capital Expenditures	at June 30, 2016
Paper and Packaging	$532,571	$20,524	$553,095	$41,082	$38,163	$34,265	$2,507,161
Distribution (a)	252,340	—	252,340	12,336	5,702	932	686,997
Corporate	—	—	—	(9,905)	2,170	1,013	42,292
Intersegment eliminations	—	(20,524)	(20,524)	—	—	—	—
	$784,911	$—	$784,911	$43,513	$46,035	$36,210	$3,236,450

	Net Sales			Operating	Depreciation		Total Assets
Three Months Ended June 30, 2015	Trade	Inter- segment	Total	Income (Loss)	and Amortization	Capital Expenditures	at June 30, 2015
Paper and Packaging	$577,857	$788	$578,645	$71,844	$34,187	$30,256	$2,553,708
Distribution (a)	93,398	—	93,398	1,720	1,945	243	527,704
Corporate (b)	—	—	—	(12,155)	864	4,450	223,792
Intersegment eliminations	—	(788)	(788)	—	—	—	—
	$671,255	$—	$671,255	$61,409	$36,996	$34,949	$3,305,204

	Net Sales			Operating	Depreciation
Six Months Ended June 30, 2016	Trade	Inter- segment	Total	Income (Loss)	and Amortization	Capital Expenditures
Paper and Packaging	$1,052,611	$36,993	$1,089,604	$87,323	$75,299	$66,620
Distribution (a)	470,515	—	470,515	13,717	11,363	2,998
Corporate	—	—	—	(22,927)	3,912	2,755
Intersegment eliminations	—	(36,993)	(36,993)	—	—	—
	$1,523,126	$—	$1,523,126	$78,113	$90,574	$72,373

	Net Sales			Operating	Depreciation
Six Months Ended June 30, 2015	Trade	Inter- segment	Total	Income (Loss)	and Amortization	Capital Expenditures
Paper and Packaging	$1,124,146	$788	$1,124,934	$130,136	$68,664	$56,506
Distribution (a)	93,398	—	93,398	1,720	1,945	243
Corporate	—	—	—	(23,098)	1,508	6,962
Intersegment eliminations	—	(788)	(788)	—	—	—
	$1,217,544	$—	$1,217,544	$108,758	$72,117	$63,711

(a) Reflects results of Victory Packaging which KapStone acquired on June 1, 2015

(b) Goodwill related to the Victory Packaging acquisition was included in Corporate as of June 30, 2015 and was subsequently allocated to the Distribution segment in the quarter ended September 30, 2015

KapStone Paper and Packaging Corporation

Operating Segment EBITDA and Adjusted EBITDA

(In thousands)

(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
Paper and Packaging	2016	2015	2016	2015
Segment income	$41,082	$71,844	$87,323	$130,136
Foreign exchange (loss) / gain	(288)	146	—	(739)
Depreciation and amortization	38,163	34,187	75,299	68,664
EBITDA	78,957	106,177	162,622	198,061
Victory Packaging acquisition expenses	—	—	—	—
Integration, casualty and other expenses	935	724	1,819	1,209
Severance expenses	3,035	2,025	5,297	2,664
Adjusted EBITDA	$82,927	$108,926	$169,738	$201,934
Adjusted EBITDA margin	15.6%	18.8%	16.1%	18.0%

	Quarter Ended June 30,		Six Months Ended June 30,
Distribution	2016	2015	2016	2015
Segment income	$12,336	$1,720	$13,717	$1,720
Foreign exchange (loss) / gain	(584)	(199)	(975)	(199)
Depreciation and amortization	5,702	1,945	11,363	1,945
EBITDA	17,454	3,466	24,105	3,466
Victory Packaging acquisition expenses	262	3,870	525	3,870
Integration, casualty and other expenses	—	—	—	—
Severance expenses	89	—	480	—
Adjusted EBITDA	$17,805	$7,336	$25,110	$7,336
Adjusted EBITDA margin	7.1%	7.9%	5.3%	7.9%

	Quarter Ended June 30,		Six Months Ended June 30,
Corporate	2016	2015	2016	2015
Segment (loss)	$(9,905)	$(12,155)	$(22,927)	$(23,098)
Foreign exchange loss / (gain)	—	—	—	—
Depreciation and amortization	2,170	864	3,912	1,508
EBITDA	(7,735)	(11,291)	(19,015)	(21,590)
Victory Packaging acquisition expenses	—	2,049	—	2,132
Integration, casualty and other expenses	115	—	197	—
Change in fair value of contingent consideration liability	1,526	553	3,052	553
Severance expenses	(8)	—	387	—
Stock-based compensation	1,941	2,757	5,362	6,537
Adjusted EBITDA	$(4,161)	$(5,932)	$(10,017)	$(12,368)

	Quarter Ended June 30,		Six Months Ended June 30,
Consolidated	2016	2015	2016	2015
Segment income	$43,513	$61,409	$78,113	$108,758
Foreign exchange (loss) / gain	(872)	(53)	(975)	(938)
Depreciation and amortization	46,035	36,996	90,574	72,117
EBITDA	88,676	98,352	167,712	179,937
Victory Packaging acquisition expenses	262	5,919	525	6,002
Integration, casualty and other expenses	1,050	724	2,016	1,209
Severance expenses	3,116	2,025	6,164	2,664
Change in fair value of contingent consideration liability	1,526	553	3,052	553
Stock-based compensation	1,941	2,757	5,362	6,537
Adjusted EBITDA	$96,571	$110,330	$184,831	$196,902